                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 30, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
     (as Depositor of Sequoia Mortgage Funding Company 2002-A, the Issuer of
           Collateralized MBS Funding Bonds,  Series 2002-A,  under an Indenture dated as of April 1, 2002)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------- -------- ------- -----------
             (Exact Name of Registrcant as Specified in Its Charter)



               Delaware                                333-22681                             91-1771827
               --------                                ---------                             ----------
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 381-1765
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        Other Events



     Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

     The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 9.01.        Exhibits

                    10.1   Monthly  Payment  Date  Statement   relating  to  the
                           distribution to Bondholders, August 30, 2004.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 10, 2004



                                              SEQUOIA MORTGAGE FUNDING
                                              CORPORATION


                                           By:     /s/ Harold F. Zagunis
                                              ----------------------------------
                                              Harold F. Zagunis
                                              Chief Financial Officer, Treasurer
                                              and Secretary

                                  EXHIBIT INDEX

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

Exhibit Number                                                                Page Number
--------------                                                                -----------


10.1     Monthly Payment Date Statement relating to the distribution to
         Bondholders, August 30, 2004......................................       5
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